Exhibit 10.21

LIMITED GUARANTY

This Limited Guaranty (the “Guaranty”) is given as of the 9th day of November, 2009, by ARC HDCOLSC001, LLC, a Delaware limited liability company with an address c/o American Realty Capital, LLC, 405 Park Avenue, 15th Floor, New York, New York, 10022 (the “Borrower”), and AMERICAN REALTY CAPITAL II, LLC, a Delaware limited liability company] with an address c/o American Realty Capital, LLC, 405 Park Place, New York, New York 10022 (“American Realty”) (the Borrower together with American Realty, are herein jointly and severally, the “Guarantor”) in favor of US REAL ESTATE LIMITED PARTNERSHIP, a Texas limited partnership, whose address is 9830 Colonnade Boulevard, Suite 600, San Antonio, Texas 78230-2239, its successors and assigns (collectively, the “Lender”).

Preliminary Statements

(a)           The Lender has agreed to loan the Borrower the principal sum of $14,934,339.60 (the “Loan”).

(b)           The Loan shall be evidenced by a Promissory Note given by the Borrower, as maker, in favor of the Lender, as payee, in the principal amount of the Loan, dated on or about the date hereof (the “Note”). Capitalized terms used but not defined in this Guaranty have the meanings given to them in the Note.

(c)           In order to induce the Lender to make the Loan to the Borrower, the Guarantor has offered and is willing to guarantee in favor of the Lender all existing and future obligations of the Borrower to the Lender, subject to certain limitations, all as provided below, and the Lender has agreed to accept such guarantee from the Guarantor.

NOW, THEREFORE, to induce the Lender to make the Loan to the Borrower, and in recognition that the Lender would not make the Loan to the Borrower on the terms and conditions set forth in Note but for, among other things, the Guarantor’s promises hereunder, and in recognition that the Guarantor reasonably anticipates that the Guarantor will now or hereafter benefit, directly or indirectly, from the Lender making the Loan to the Borrower, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Guarantor agrees as follows:

1.           Limited Guaranty. The undersigned Guarantor (who, if two or more in number, shall be jointly and severally liable hereunder) hereby unconditionally, absolutely, and irrevocably guarantees to the Lender, the punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all indebtedness and all other obligations of the Borrower to the Lender, plus such interest as may accrue thereon, whether such indebtedness or other obligations are monetary, nonmonetary, contractual, noncontractual, direct, indirect, acquired, joint, several, joint and several, existing, future, contingent or otherwise, and whether for principal, interest, fees, expenses, reimbursement obligations or otherwise, and all replacements, extensions, renewals, consolidations, amendments and other modifications of each of the foregoing (collectively, the “Obligations”), but only with respect to any of the following matters;

(a)           for any liabilities, costs, expenses (including reasonable attorneys’ fees and expenses), claims, losses or damages reasonably incurred by the Lender (including, without limitation, any impairment of the Lender’s security for the Loan) with respect to any of the following matters:

(i)           fraud, misrepresentation of a material fact, or misappropriation of tenant security deposits or rents collected more than one month in advance by the Borrower or any Person acting on behalf of or at the direction of the Borrower,

(ii)          material waste of the Mortgaged Property including removal of any property or fixtures from the Mortgaged Property which are not replaced by similar property or fixtures of equal or greater value,

(iii)         failure to deliver to the Lender any insurance or condemnation proceeds or awards or any security deposits received by the Borrower, or to otherwise apply such sums, as required under the terms of the Loan Documents or any other instrument now or hereafter securing the Note,

(iv)         gross negligence, willful misconduct or criminal acts perpetrated by the Borrower resulting in the forfeiture, seizure, loss or diminution in value of all or any portion of the Mortgaged Property,

(v)          failure, during either, (1) the period of any Event of Default under the Note or any other Loan Document or any circumstance that with the passage of time, the giving of notice, or both, could constitute an Event of Default under the Note or any other Loan Document or (2) after acceleration of the indebtedness and other sums owing under the Note or any other Loan Document, to apply any rents (including without limitation any rents and other lease payments received more than one month in advance), royalties, accounts, revenues, income, issues, profits, sums received in consideration of any surrender or termination of any lease (or the release or discharge of any tenant thereunder) or material modification of any lease on the Mortgaged Property, and other benefits from the Mortgaged Property which are collected or received by the Borrower (A) as required under the terms of the Loan Documents or any other instrument now or hereafter securing the Note; (B) to pay property or other taxes, assessments or charges and/or to procure and maintain the insurance policies for the Mortgaged Property required by the Loan Documents (other than amounts paid to the Lender for taxes, assessments or charges and/or insurance premiums pursuant to an impound account and where the Lender elects not to apply such funds toward payment of the taxes, assessments or charges and/or insurance premiums owed); or (C) to the payment of either such indebtedness or other sums, or the normal and necessary operating expenses of the Mortgaged Property,

(vi)         any “Transfer” within the meaning of Section 5.1 of the Mortgage shall occur without the prior written consent of the Lender, other than as permitted under Section 5.1 of the Mortgage,

(vii)        the Borrower shall (1) incur any debt, secured or unsecured, absolute or contingent (including guaranteeing any obligation), other than the Loan or trade debt incurred in the ordinary course of the Borrower’s business which shall be paid in accordance with terms of the Loan Document, or (2) permit the encumbrance, hypothecation or pledge of any of the membership interests of the Borrower, in violation of Section 5.1 of the Mortgage,

(viii)       the amendment, modification or termination of any lease of any Mortgaged Property in violation of any provision of the Loan Documents,

(ix)          failure to pay real estate taxes and assessments which accrue prior to the Lender taking possession of the Mortgaged Property or failure to make sufficient funds available through escrow payments to the Lender to pay such taxes and assessments (other than amounts paid to the Lender for taxes, assessments or charges and/or insurance premiums pursuant to an impound account and where the Lender elects not to apply such funds toward payment of the taxes, assessments or charges and/or insurance premiums owed),

(x)           failure to pay any amount of any valid unpaid mechanic’s liens, materialmen’s liens or other liens arising from work performed after the date hereof, whether or not similar, arising due to work performed or materials furnished in connection with the Mortgaged Property which would create lien on any portion of the Mortgaged Property, provided that the Borrower shall be able to contest any liens in accordance with Section 5.2 of the Mortgage;

(b)           for the performance and payment of all of the Borrower’s obligations under any of the Loan Documents or indemnity agreements pertaining to environmental matters or the Environmental Indemnity Agreement of even date herewith made by the Borrower in favor of the Lender; and

(c)           for all fees and other collection costs (including without limitation attorneys’ fees and/or expert witness fees) reasonably incurred by the Lender in any legal or equitable, judicial or non-judicial, action or proceeding (including without limitation any arbitration, mediation, and/or any other alternative dispute resolution proceeding) to enforce or defend any provisions of this Section 1 (including without limitation attorneys’ fees and costs reasonably incurred in any appeal proceedings or in any bankruptcy proceedings involving the Borrower and/or any indemnitor or guarantor under any indemnity or guaranty to enforce the provisions of this Section 1), together with interest thereon from the date of such demand until paid at the rate of interest applicable to the principal balance of the Note as specified herein. Notwithstanding the above, the prevailing party in such dispute, action or proceeding shall be entitled to recover from the losing party all costs and expenses incurred by the prevailing party in connection therewith, including without limitation court costs and reasonable attorneys’ fees and expenses.

Additionally, notwithstanding anything to the contrary contained in Section 1 of this Guaranty or the other Loan Documents, if the Borrower shall voluntarily file or commence a petition, case or application for any bankruptcy, reorganization, dissolution or other relief for the Borrower under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, or if any such petition, case or application shall be filed or commenced against the Borrower and the Borrower shall consent to such petition, case or application, then the Lender shall have the right to seek a personal judgment against the Guarantor on this Guaranty and under any other Loan Document with respect to any and all indebtedness secured thereby.

This is an absolute, unconditional and continuing guaranty of payment, and not of collection, and shall continue in full force and be binding upon the undersigned, whether or not all debt of the Borrower is paid in full, and shall be effective as to the debt described herein, and to all renewals, extensions and refinancings thereof. The obligation and liability on the part of the undersigned hereunder shall be a primary and not a secondary obligation and liability, payable immediately upon demand without recourse first having been had by the Lender against the Borrower or any person, firm or corporation. The liability of the undersigned on this Guaranty shall be direct and immediate and not conditioned or contingent upon the pursuit of any remedies against the Borrower or any other person, nor against securities or liens available to Lender, its successors, endorsees or assigns. The undersigned waives any right to require that an action be brought against the Borrower or any other person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of Lender in favor of the Borrower or any other person.

2.           Remedies. If the Guarantor fails to promptly perform its obligations under this Guaranty, the Lender may from time to time, and without first requiring performance by the Borrower or exhausting any or all security for the Loan, bring any action at law or in equity or both to compel the Guarantor to perform its obligations hereunder, and to collect in any such action compensation for all loss, cost, damage, injury and expense sustained or incurred by the Lender as a direct or indirect consequence of the failure of the Guarantor to perform its obligations together with interest thereon at the rate of interest applicable to the principal balance of the Note.

3.           Rights of Lender. The Guarantor authorizes the Lender, without giving notice to the Guarantor or obtaining the Guarantor’s consent and without affecting the liability of the Guarantor, from time to time to:

(a)           renew or extend all or any portion of the Borrower’s obligations under the Note or any of the other Loan Documents;

(b)           declare all sums owing to the Lender under the Note and the other Loan Documents due and payable upon the occurrence of any Event of Default (as defined in the Note) under the Loan Documents;

(c)           make non-material changes in the dates specified for payments of any sums payable in periodic installments under the Note or any of the other Loan Documents;

(d)          otherwise modify, amend, supplement or replace from time to time the terms of any of the Loan Documents, except for increases in the principal amount of the Note or changes in the terms and conditions by which interest rates, fees or charges are calculated under the Note and the other Loan Documents (the Guarantor acknowledges that if the Note or other Loan Documents so provide, said interest rates, fees and charges may vary from time to time);

(e)           take and hold security for the performance of the Borrower’s obligations under the Note or the other Loan Documents and exchange, enforce, waive and release any such security;

(f)           apply such security and direct the order or manner of sale thereof as the Lender in its discretion may determine;

(g)           release, substitute or add any one or more endorsers of the Note or guarantors of the Borrower’s obligations under the Note or the other Loan Documents;

(h)           apply payments received by the Lender from the Borrower to any obligations of the Borrower to the Lender, in such order as the Lender shall determine in its sole discretion, whether or not any such obligations are covered by this Guaranty; and

(i)           assign this Guaranty in whole or in part.

4.           Guarantor’s Waivers. Guarantor waives:

(a)           any defense based upon any legal disability or other defense of the Borrower, any other guarantor or other person, or by reason of the cessation or limitation of the liability of the Borrower from any cause other than full payment of all sums payable under the Note or any of the other Loan Documents;

(b)           any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of the Borrower or any principal of the Borrower or any defect in the formation of the Borrower or any principal of the Borrower;

(c)           any defense based upon the application by the Borrower of the proceeds of the Loan for purposes other than the purposes represented by the Borrower to the Lender or intended or understood by the Lender or the Guarantor;

(d)           all rights and defenses arising out of an election of remedies by the Lender;

(e)           any defense based upon the Lender’s failure to disclose to the Guarantor any information concerning the Borrower’s financial condition or any other circumstances bearing on the Borrower’s ability to pay all sums payable under the Note or any of the other Loan Documents;

(f)           any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal;

(g)          any defense based upon the Lender’s election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code or any successor statute;

(h)          any defense based upon any borrowing or any grant of a security interest under Section 364 of the Federal Bankruptcy Code;

(i)           any right of subrogation, any right to enforce any remedy which the Lender may have against the Borrower and any right to participate in, or benefit from, any security for the Note or the other Loan Documents now or hereafter held by the Lender;

(j)            presentment, demand, protest and notice of any kind; and

(k)           the benefit of any statute of limitations affecting the liability of the Guarantor hereunder or the enforcement hereof.

In addition, the Guarantor waives all rights and defenses that the Guarantor may have because the Borrower’s debt is secured by real property. This means, among other things:

(1)           the Lender may collect from the Guarantor without first foreclosing on any real or personal property collateral pledged by the Borrower; and

(m)          if the Lender forecloses on any real property collateral pledged by the Borrower in compliance with applicable laws, then

(i)           the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and

(ii)          the Lender may collect from the Guarantor even if the Lender, by foreclosing on the real property collateral, has destroyed any right the Guarantor may have to collect from the Borrower.

The foregoing sentence is an unconditional and irrevocable waiver of any rights and defenses the Guarantor may have because the Borrower’s debt is secured by real property. Finally, the Guarantor agrees that the payment of all sums payable under the Note or any of the other Loan Documents or any part thereof or other act which tolls any statute of limitations applicable to the Note or the other Loan Documents shall similarly operate to toll the statute of limitations applicable to the Guarantor’s liability hereunder.

5.           Guarantor’s Warranties. The Guarantor warrants and acknowledges that:

(a)           the Lender would not make the Loan but for this Guaranty;

(b)           there are no conditions precedent to the effectiveness of this Guaranty;

(c)           the Guarantor has established adequate means of obtaining from sources other than the Lender, on a continuing basis, financial and other information pertaining to the Borrower’s financial condition, the Mortgaged Property and the Borrower’s activities relating thereto and the status of the Borrower’s performance of obligations under the Loan Documents, and the Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect the Guarantor’s risks hereunder and the Lender has made no representation to the Guarantor as to any such matters;

(d)           the most recent financial statements of the Guarantor previously delivered to the Lender are true and correct in all respects, have been prepared in accordance with generally accepted accounting principles consistently applied (or other principles acceptable to the Lender) and fairly present the financial condition of the Guarantor as of the respective dates thereof, and no material adverse change has occurred in the financial condition of the Guarantor since the respective dates thereof;

(e)           the Guarantor has not and will not, without prior written consent of the Lender, sell, lease, assign, encumber, hypothecate, transfer or otherwise dispose of all or substantially all of the Guarantor’s assets, or any interest therein, other than in the ordinary course of the Guarantor’s business;

(f)           the Guarantor shall, no later than thirty (30) days from written request from the Lender but no earlier than March 30th in any year, provide the Lender with year-end financial statements of such the Guarantor, such statements to be prepared in a form and in accordance with accounting principles acceptable to the Lender.

6.           Subordination. The Guarantor subordinates all present and future indebtedness owing by the Borrower to the Guarantor to the obligations at any time owing by the Borrower to the Lender under the Note and the other Loan Documents. The Guarantor agrees that as long as this Guaranty is in effect, the Guarantor will not take any action or initiate any proceedings, judicial or otherwise, to enforce the Guarantor’s rights or remedies with respect to any such indebtedness, including, without limitation, any action to enforce remedies with respect to any defaults under such indebtedness or to any collateral securing such indebtedness or to obtain any judgment or prejudgment remedy against the Borrower or any such collateral. The Guarantor also agrees that it shall not commence or join with any other creditor or creditors of the Borrower in commencing any bankruptcy, reorganization or insolvency proceedings against the Borrower. The Guarantor further agrees not to assign all or any part of such indebtedness unless the Lender is given prior notice and such assigmnent is expressly made subject to the terms of this Guaranty. If the Lender so requests,

(a)           all instruments evidencing such indebtedness shall be duly endorsed and delivered to the Lender,

(b)           all security for such indebtedness shall be duly assigned and delivered to the Lender,

(c)           such indebtedness shall be enforced, collected and held by the Guarantor as trustee for the Lender and shall be paid over to the Lender on account of the Loan but without reducing or affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty, and

(d)           the Guarantor shall execute, file and record such documents and instruments and take such other action as the Lender deems necessary or appropriate to perfect, preserve and enforce the Lender’s rights in and to such indebtedness and any security therefor.If the Guarantor fails to take any such action, the Lender, as attorney-in-fact for the Guarantor, is hereby authorized to do so in the name of the Guarantor. The foregoing power of attorney is coupled with an interest and cannot be revoked.

7.           Bankruptcy of Borrower. In any bankruptcy or other proceeding in which the filing of claims is required by law, the Guarantor shall file all claims which the Guarantor may have against the Borrower relating to any indebtedness of the Borrower to the Guarantor and shall assign to the Lender all rights of the Guarantor thereunder. If the Guarantor does not file any such claim, the Lender, as attorney-in-fact for the Guarantor, is hereby authorized to do so in the name of the Guarantor or, in the Lender’s discretion, to assign the claim to a nominee and to cause proof of claim to be filed in the name of the Lender’s nominee. The foregoing power of attorney is coupled with an interest and cannot be revoked. The Lender or its nominee shall have the right, in its reasonable discretion, to accept or reject any plan proposed in such proceeding and to take any other action which a party filing a claim is entitled to do. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to the Lender the amount payable on such claim and, to the full extent necessary for that purpose, the Guarantor hereby assigns to the Lender all of the Guarantor’s rights to any such payments or distributions; provided, however, the Guarantor’s obligations hereunder shall not be satisfied except to the extent that the Lender receives cash by reason of any such payment or distribution. If the Lender receives anything hereunder other than cash, the same shall be held as collateral for amounts due under this Guaranty. If all or any portion of the obligations guarantied hereunder are paid or performed, the obligations of the Guarantor hereunder shall continue and shall remain in full force and effect in the event that all or any part of such payment or performance is avoided or recovered directly or indirectly from the Lender as a preference, fraudulent transfer or otherwise under the Bankruptcy Code or other similar laws, irrespective of (a) any notice of revocation given by the Guarantor prior to such avoidance or recovery, and (b) full payment and performance of all of the indebtedness and obligations evidenced and secured by the Loan Documents.

8.           Disclosure of Information; Participations. The Guarantor agrees that the Lender may elect, at any time, to sell, assign or participate all or any portion of the Lender’s rights and obligations under the Loan Documents, and that any such sale, assignment, or participation may be to one or more financial institutions or other entities and to private investors, at the Lender’s sole discretion. The Guarantor further agrees that the Lender may disseminate to any such actual or potential purchasers, assignees or participants all documents and information (including, without limitation, all financial information) which has been or is hereafter provided to or known to the Lender with respect to:

(a)           the Mortgaged Property and its operation;

(b)          any party connected with the Loan (including, without limitation, the Guarantor, the Borrower, or any affiliate and/or partner of the Borrower); and/or

(c)           any lending relationship other than the Loan which the Lender may have with any party connected with the Loan.

In the event of any such sale, assignment or participation, the Lender and parties to the same shall share in the rights and obligations of the Lender set forth in the Loan Documents as and to the extent they shall agree among themselves. In connection with any such sale, assignment or participation, the Guarantor further agrees that this Guaranty shall be sufficient evidence of the obligations of the Guarantor to each purchaser, assignee, or participant, and upon request by the Lender, the Guarantor shall, within fifteen (15) days after request by the Lender, (i) deliver to the Lender and any other party designated by the Lender an estoppel certificate verifying for the benefit of the Lender and any other party designated by the Lender the status and the terms and provisions of this Guaranty in form and substance acceptable to the Lender, and (ii) enter into such amendments or modifications to this Guaranty as may be reasonably required in order to facilitate any such sale, assignment or participation at the expense of Lender. The indemnity obligations of the Guarantor under this Guaranty shall also apply with respect to any purchaser, assignee or participant.

9.           Additional, Independent and Unsecured Obligations. This is a guaranty of payment and not of collection. The obligations of the Guarantor hereunder shall be in addition to and shall not limit or in any way affect the obligations of the Guarantor under any other existing or future guaranties unless said other guaranties are expressly modified or revoked in writing. This Guaranty is independent of the obligations of the Borrower under the Note, the Mortgage and the other Loan Documents. The Guarantor agrees that nothing contained in this Guaranty shall prevent the Lender from suing to collect on the Note or from exercising concurrently or successively any rights available to it at law and/or in equity or under any of the Loan Documents, and that the exercise of any of the aforesaid rights shall not constitute a legal or equitable discharge of the Guarantor. The Guarantor hereby authorizes and empowers the Lender to exercise, in its sole discretion, any rights and remedies, or any combination thereof, which may then be available, since it is the intent and purpose of the Guarantor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. The Lender may bring a separate action to enforce the provisions hereof against the Guarantor without taking action against the Borrower or any other party or joining the Borrower or any other party as a party to such action. Except as otherwise provided in this Guaranty, this Guaranty is not secured and shall not be deemed to be secured by any security instrument unless such security instrument expressly recites that it secures this Guaranty.

10.         Attorneys’ Fees; Enforcement. In the event it is necessary for the Lender to retain the services of an attorney or any other party to enforce or to commence any legal or equitable action or any alternative dispute resolution proceeding (including without limitation arbitration and/or mediation proceedings) to enforce the terms of this Guaranty or any of the other Loan Documents, or any portion hereof or thereof, the Guarantor agrees to pay to the Lender (in addition to any sums payable under Section 1), in addition to any damages or other relief otherwise recoverable under this Guaranty, any and all costs and expenses, including without limitation expert witness fees and reasonable attorneys’ fees, incurred by the Lender as a result thereof (including without limitation attorneys’ fees and costs reasonably incurred in any appeal proceedings or in any bankruptcy proceedings involving the Borrower and/or the Guarantor). Notwithstanding the above, the prevailing party in such dispute, action or proceeding shall be entitled to recover from the losing party all costs and expenses incurred by the prevailing party in connection therewith, including without limitation court costs and reasonable attorneys’ fees and expenses.

11.         Rules of Construction. The word “Borrower” as used herein shall include both the named Borrower and any other person at any time assuming or otherwise becoming primarily liable for all or any part of the obligations of the named Borrower under the Note and the other Loan Documents. The term “Person” as used herein shall include any individual, company, trust or other legal entity of any kind whatsoever. If this Guaranty is executed by more than one person, the term “Guarantor” shall include all such persons, who shall be jointly and severally liable hereunder. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and vice versa. All headings appearing in this Guaranty are for convenience only and shall be disregarded in construing this Guaranty.

12.         Credit Reports. Each legal entity and individual obligated on this Guaranty hereby authorizes the Lender to order and obtain, from a credit reporting agency of the Lender’s choice, a third party credit report on such legal entity and individual.

13.         Governing Law. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of South Carolina, except to the extent preempted by federal laws. The Guarantor and all persons and entities in any manner obligated to the Lender under this Guaranty consent to the jurisdiction of any federal or state court within the state of South Carolina having proper venue and also consent to service of process by any means authorized by South Carolina or federal law.

14.         Miscellaneous. The provisions of this Guaranty will bind and benefit the heirs, executors, administrators, legal representatives, nominees, successors and assigns of the Guarantor and the Lender. The liability of all persons and entities who are in any manner obligated hereunder shall be joint and several. If any provision of this Guaranty shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Guaranty and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable portion had never been part of this Guaranty.

15.         Survival. This Guaranty shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive the exercise of any remedy by the Lender under the Mortgage or any of the other Loan Documents, including, without limitation, any foreclosure or deed in lieu thereof.

16.         Enforceability. The Guarantor hereby acknowledges that:

(a)           the obligations undertaken by the Guarantor in this Guaranty are complex in nature, and

(b)           numerous possible defenses to the enforceability of these obligations may presently exist and/or may arise hereafter, and

(c)           as part of the Lender’s consideration for entering into this transaction, the Lender has specifically bargained for the waiver and relinquishment by the Guarantor of all such defenses, and

(d)           the Guarantor has had the opportunity to seek and receive legal advice from skilled legal counsel in the area of financial transactions of the type contemplated herein.

Given all of the above, the Guarantor does hereby represent and confirm to the Lender that the Guarantor is fully informed regarding, and that the Guarantor does thoroughly understand: (i) the nature of such possible defenses, and (ii) the circumstances under which such defenses may arise, and (iii) the benefits which such defenses might confer upon the Guarantor, and (iv) the legal consequences to the Guarantor of waiving such defenses. The Guarantor acknowledges that the Guarantor makes this Guaranty with the intent that this Guaranty and all of the informed waivers herein shall each and all be fully enforceable by the Lender, and that the Lender is induced to enter into this transaction in material reliance upon the presumed full enforceability thereof.

17.         Waiver of Jury Trial. THE LENDER AND THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY, OR ANY COURSE OR CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF LENDER OR GUARANTOR. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER TO MAKE THIS LOAN TO THE BORROWER.

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18.         Waiver of Appraisal: THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS, WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT, REGARDLESS OF ANY APPRAISED VALUE OF THE MORTGAGED PROPERTY. Any guarantor for the Note by entering in to any written guaranty of payment of this Note shall also be deemed to have waived any rights said guarantor might have to request or require any such appraisal.

IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the date appearing on the first page of this Guaranty.

GUARANTOR:

ARC HDCOLSC001, LLC,
a Delaware limited liability company

By:	/s/ William M. Kahane
	Name:	William M. Kahane
	Title:	President

AMERICAN REALTY CAPITAL II, LLC

By:	/s/ William M. Kahane
	Name:	William M. Kahane
	Title:	President